UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

CIBER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6363 South Fiddler's Green Circle, Suite 1400, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 220-0100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2012, CIBER, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. The Stockholders of the Company voted on four proposals at the Annual Meeting. For more information on the following proposals, see the Company's proxy statement dated April 5, 2012 (the “2012 Proxy Statement”), the relevant portions of which are incorporated herein by reference. Below are the final voting results.

1. Election of Directors. Election of three Class III Directors to serve as members of the Board of Directors until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified. There were 7,784,920 broker non-votes as to this proposal.

Nominee	For	Withheld
Mr. Paul A. Jacobs	56,934,532	4,376,374
Mr. Archibald J. McGill	49,307,375	12,003,531
Mr. David C. Peterschmidt	59,516,772	1,794,134

2.     Advisory Approval of the Compensation of the Company's Named Executive Officers. Approval, by non-binding vote, of the compensation of the Company's Named Executive Officers as disclosed in the Company's 2012 Proxy Statement. There were 7,784,920 broker non-votes as to this proposal.

For	Against	Abstain
46,254,079	13,633,937	1,422,890

3. Amendment of the CIBER, Inc. Employee Stock Purchase Plan. Approval of an amendment and restatement of the CIBER, Inc. Employee Stock Purchase Plan. There were 7,784,920 broker non-votes as to this proposal.

For	Against	Abstain
57,342,451	2,383,111	1,585,344

4.     Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. There were no broker non-votes as to this proposal.

For	Against	Abstain
65,822,051	3,235,557	38,218

Item 8.01.  Other Events.

On May 9, 2012, the stockholders of CIBER, Inc. (the “Company”) approved the amended and restated CIBER, Inc. Employee Stock Purchase Plan (the “ESP Plan”). The primary purpose for the amendment and restatement of the ESP Plan was to increase the number of shares reserved for issuance under the ESP Plan by 2,500,000.  Additionally, the amended and restated ESP Plan set a maximum number of shares that a participant has a right to purchase during a purchase period to comply with Section 423 of the Internal Revenue Code of 1986 and the regulations thereunder. The amendment and restatement was approved by the Company's Board of Directors on February 20, 2012, subject to stockholder approval at the Company's Annual Meeting on May 9, 2012.  A copy of the ESP Plan as amended and restated is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A more complete description of the amendment and restatement is provided in the Company's Proxy Statement for its Annual Meeting of Stockholders held on May 9, 2012, which was filed with the Securities and Exchange Commission on April 5, 2012.

Item 9.01(d).  Exhibits.

Exhibit No.	Description
10.1	CIBER, Inc. Employee Stock Purchase Plan, as amended and restated May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, INC.

Date: May 10, 2012	By:	/s/ Claude J. Pumilia
Claude J. Pumilia
Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	CIBER, Inc. Employee Stock Purchase Plan, as amended and restated May 9, 2012